SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) February 10, 2003
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                                SOYO GROUP, INC.
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               (Exact name of Registrant as Specified in Charter)


           Nevada                      333-42036                  95-4502724

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(State of Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                 41484 Christy Street, Fremont, California 94538
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code   (510) 226-7696
                                                     ---------------------------

                           Vermont Witch Hazel Company
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.    Changes in Registrant's Certifying Accountant

         Effective February 10, 2003, Soyo Group, Inc. (the "Company"), dismissed Gerald R. Perlstein, CPA ("Perlstein"), as the Company's independent accountant. Effective February 10, 2003, the Company engaged Grobstein, Horwath & Company LLP, ("GH&C") as the Company's new independent accountants. Perlstien had been retained by the Company as its independent accountant on January 31, 2000. The dismissal of Perlstein and the engagement of GH&C were approved by the Company's Board of Directors.

         Prior to GH&C becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with GH&C regarding either the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

         Perlstein audited the Company's financial statements for the fiscal years ended July 31, 2001 and 2002. During his engagement, Perlstein's reports for these periods did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to audit scope or accounting principles, however, Perlsteins report for these fiscal years were modified to reflect uncertainty with respect to the Company's ability to continue as a going concern.

         During the fiscal years ended July 31, 2001 and 2002 and the interim period from August 1, 2002 through February 10, 2003, there were no disagreements with Perlstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Perlstein, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during the fiscal years ended July 31, 2001 and 2002 and the interim period from August 1, 2002 through February 10, 2003.

         The Company has provided Perlstein with a copy of the disclosures contained herein, and has requested that he furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made by the Company in response to Item 304(a) regarding his involvement with the Company as independent accountant and, if not, stating the respects in which he does not agree. A copy of Perlstein's letter is attached as an exhibit to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements. None
(b) Pro Forma Financial Statements. None
(c) Exhbits

Exhibit No.                           Description
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16.1              Letter from Gerald R.  Perlstein,  CPA addressed to the United
                  States Securities and Exchange Commission

Item 8.  Change in Fiscal Year

         On December 9, 2002 the Board of Directors of Soyo Group, Inc. (the "Company") elected to change its fiscal year end from July 31 to December 31. A report on Form 10-KSB for the fiscal year ended December 31, 2002 will be filed in accordance with the regulations.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SOYO GROUP, INC.

Date:    February 12, 2003         By /s/ Ming Tung Chok
                                   ---------------------------------------------
                                   Name:  Ming Tung Chok
                                   Title:  President and Chief Executive Officer